TARGET TOTAL RETURN BOND PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

December 11, 2014

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the "Proposal") whereby all of the assets of the Target Total Return Bond Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), would be acquired by Prudential Total Return Bond Fund (the "Prudential Fund," and together with the Target Portfolio, the "Funds"), a series of Prudential Investment Portfolios, Inc. 17 ("PIP 17"), and the Prudential Fund would assume all of the liabilities of the Target Portfolio (the "Reorganization"). The Trust is a Delaware statutory trust and PIP 17 is a Maryland corporation. The shareholders' meeting (the "Meeting") is scheduled for Tuesday, February 17, 2015 at 3:00 p.m. Eastern time.

The Board of Trustees of the Trust has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of the Target Portfolio for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with substantially similar investment objectives and similar investment policies to those of the Target Portfolio, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone. Have your proxy card available. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur during the first quarter of 2015), future purchases will automatically be made in shares of the Prudential Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-866-828-6929 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker
President

TARGET TOTAL RETURN BOND PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Target Total Return Bond Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), a Delaware statutory trust, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on Tuesday, February 17, 2015, at 3:00 p.m. Eastern time, for the following purposes:

1.  To approve or disapprove a Plan of Reorganization under which the Target Portfolio will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Total Return Bond Fund (the "Prudential Fund"), a series of Prudential Investment Portfolios, Inc. 17 ("PIP17"), a Maryland corporation, and the Target Portfolio will be dissolved (the "Proposal"). In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund, each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund, and outstanding shares of the Target Portfolio will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of the Trust has fixed the close of business on December 2, 2014 as the record date for the determination of the shareholders of the Target Portfolio entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs
Secretary

Dated: December 11, 2014

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at the Trust's website at www.prudentialfunds.com/fundchanges.

The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

PROXY STATEMENT
for
TARGET TOTAL RETURN BOND PORTFOLIO, A SERIES OF THE TARGET PORTFOLIO TRUST
and
PROSPECTUS
for
PRUDENTIAL TOTAL RETURN BOND FUND, A SERIES OF
PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 17

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated December 11, 2014

Acquisition of the Assets and Assumption of the Liabilities of
Target Total Return Bond Portfolio
By and in Exchange for Shares of Prudential Total Return Bond Fund

This combined Proxy Statement and Prospectus ("Prospectus/Proxy Statement") is being furnished to the shareholders of the Target Total Return Bond Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting of shareholders of the Target Portfolio and at any adjournments or postponements thereof (the "Meeting").

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on Tuesday, February 17, 2015 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about December 22, 2014.

The purpose of the Meeting is for shareholders of the Target Portfolio to vote on a Plan of Reorganization (the "Plan") under which the Target Portfolio will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, the Prudential Total Return Bond Fund (the "Prudential Fund"), a series of Prudential Investment Portfolios, Inc. 17 ("PIP17"), a Maryland corporation, in exchange for shares of the Prudential Fund, which will be distributed to shareholders of the Target Portfolio, and the subsequent cancellation of shares of the Target Portfolio and its liquidation and dissolution (the "Reorganization"). In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund and each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund. Each of the Target Portfolio and the Prudential Fund is a "Fund" and together are referred to as the "Funds."

If the shareholders of the Target Portfolio approve the Plan, they will become shareholders of the Prudential Fund.

The investment objectives of the Funds are substantially similar and the investment policies of the Funds are also similar. Certain important differences in the Funds' policies, such as the Prudential Fund's current lower use of derivatives and the Prudential Fund's currently greater use of junk bonds, are explained in more detail below. The investment objective of the Target Portfolio is to seek total return consisting of income and capital appreciation, while the investment objective of the Prudential Fund is to seek total return. The Prudential Fund seeks to achieve this objective through a mix of current income and capital appreciation as determined by the Fund's investment subadviser, Prudential Investment Management, Inc. ("PIM"). The Prudential Fund invests under normal circumstances at least 80% of its investable assets in bonds. For purposes of the Prudential Fund's 80% policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year. The Target Portfolio seeks to achieve its objective by investing at least 80% of investable assets in "investment grade" debt obligations issued or guaranteed by the U.S. Government and its agencies, or issued by U.S. companies, foreign companies and foreign governments and their agencies and unrated debt obligations that the Fund's investment subadviser, Pacific Investment Management Company, LLC ("PIMCO"), believes are comparable in quality, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Prudential Fund that you should know about before voting. You should retain it for future reference. Additional information about the Prudential Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The Prospectus for the Prudential Fund, dated December 27, 2013, as amended October 1, 2014 and October 7, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information ("SAI") for the Prudential Fund, dated December 27, 2013, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated December 11, 2014, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Prudential Fund for the fiscal year ended October 31, 2013, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders for the Prudential Fund for the period ended April 30, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Prudential Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the Target Portfolio (attached as Exhibit A), the Prospectus for the Prudential Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Prudential Fund's Annual Report to shareholders for its fiscal year ended October 31, 2013 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), and the Prudential Fund's Semi-Annual Report to shareholders for the period ended April 30, 2014 (Exhibit D to this Prospectus/Proxy Statement and which is enclosed) and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Target Portfolio and the Prudential Fund into a single mutual fund. The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that the shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan. The Target Portfolio does not currently expect to significantly sell or otherwise dispose of any investments prior to the implementation of the Reorganization, except pursuant to transactions made in ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If the Target Portfolio were to significantly sell its investments in anticipation of the Reorganization, the Target Fund could generate capital gains for shareholders if such gains exceeded the Target Portfolio's available capital loss carryforwards.

The Target Portfolio is a series of the Trust, an open-end investment company that is organized as a Delaware statutory trust. The Prudential Fund is a series of PIP17, an open-end investment company that is organized as a Maryland corporation.

If the shareholders of the Target Portfolio vote to approve the Plan, the assets of the Target Portfolio will be transferred to, and all of the liabilities of the Target Portfolio will be assumed by, the Prudential Fund in exchange for an equal dollar value of shares of the Prudential Fund. Shareholders of the Target Portfolio will have their Class T and Class R shares exchanged for Class Z and Class R shares, respectively, of the Prudential Fund of equal dollar value based upon the value of the shares at the time the Target Portfolio's assets are transferred to the Prudential Fund. After the transfer of assets and exchange of shares has been completed, the Target Portfolio will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of the Target Portfolio and will become a shareholder of the Prudential Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of the Trust and the Board of Directors of PIP17 have determined that the proposed Reorganization is in the best interests of the Target Portfolio and the Prudential Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board of Trustees of the Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Target Portfolio at the close of business on December 2, 2014 (the "Record Date") will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Target Portfolio. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of beneficial interest of the Target Portfolio (the "1940 Act Majority").

For the purpose of this vote, a 1940 Act Majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Target Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Target Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Target Portfolio.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Prudential Fund, you should read the Prospectus (enclosed as Exhibit B) for the Prudential Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Prudential Fund's SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are substantially similar and the investment policies of the Funds are also similar. Certain important differences in the Funds' policies, such as the Prudential Fund's currently lower use of derivatives engaging in short sales, and investing in preferred stock and convertible securities as compared to the Target Portfolio as well as the the Prudential Fund's currently greater exposure to lower-rated securities as compared to the Target Portfolio, are noted in greater detail below. The investment objective of the Target Portfolio is to seek total return consisting of income and capital appreciation, while the investment objective of the Prudential Fund is to seek total return. The Prudential Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by PIM. The Prudential Fund invests under normal circumstances at least 80% of its investable assets in bonds. For purposes of the Prudential Fund's 80% policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year. The Target Portfolio seeks to achieve its objective by investing at least 80% of investable assets in "investment grade" debt obligations issued or guaranteed by the U.S. Government and its agencies, or issued by U.S. companies, foreign companies and foreign governments and their agencies and unrated debt obligations that PIMCO believes are comparable in quality, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The subadviser to the Target Portfolio is PIMCO, and the subadviser to the Prudential Fund is PIM, an affiliate of the investment manager of both Funds, Prudential Investments LLC (the "Manager" or "PI").

Comparison of Investment Policies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund's subadviser. The principal investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

As shown in the table below, the Prudential Fund may have greater exposure to lower-rated securities than the Target Portfolio. Derivative strategies, engaging in short sales, and investing in preferred stock and convertible securities are principal strategies of the Target Portfolio but not the Prudential Fund. Although the Funds use different strategies to obtain exposure to investments, the Funds have substantially similar risk profiles and substantially similar investment objectives. The Prudential Fund has historically experienced less portfolio turnover than the Target Portfolio. The Target Portfolio's historically greater portfolio turnover resulted in historically increased transaction costs for the Target Portfolio as compared to the Prudential Fund.

Policy	The Target Portfolio	The Prudential Fund
Principal Investments/Fixed Income	The Target Portfolio seeks investments that will pay income as well as increase in value.
To achieve this objective, the Target Portfolio will normally invest at least 80% of investable assets in "investment grade" debt obligations issued or guaranteed by the U.S. Government and its agencies, or issued by U.S. companies, foreign companies and foreign governments and their agencies and unrated debt obligations that PIMCO believes are comparable in quality, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.	The Prudential Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by PIM.
The Prudential Fund invests, under normal circumstances, at least 80% of its investable assets in bonds. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, with a maturity at date of issue of greater than one year.
PIM allocates assets among different debt securities, including (but not limited to) U.S. Government securities, mortgage-related and asset-backed securities, corporate debt securities and foreign securities.
Foreign Investments

The Target Portfolio can invest up to 30% of its total assets in foreign currency-denominated debt obligations. The Target Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Target Portfolio's total assets.

The Prudential Fund may invest up to 30% of its investable assets in foreign debt securities (foreign or U.S. dollar denominated securities).

Policy	The Target Portfolio	The Prudential Fund
U.S. Government, Mortgage-related and Asset-backed Securities	The Target Portfolio invests in mortgage-related securities issued or guaranteed by U.S. Government entities, including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). Both Fannie Mae and Freddie Mac were placed into conservatorship in 2008, and presently remain in conservatorship.
A mortgage-related security is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The Target Portfolio may invest up to 75% of its total assets in mortgage-related securities. However, the Target Portfolio may invest up to 25% of its total assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Target Portfolio may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities.
The Target Portfolio may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. The Target Portfolio's investments in asset-backed securities are usually less than 25% of its investable assets.	The Prudential Fund may invest in debt obligations issued or guaranteed by the U.S. Government and U.S. Government-related entities. Some (but not all) of these debt securities such as US Treasury securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These also include obligations of the GNMA. Debt securities issued by other government entities, like obligations of the FNMA and the Student Loan Marketing Association, are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations. In September 2008, Fannie Mae and Freddie Mac were placed into a conservatorship by the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on securities issued or guaranteed by these entities. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
The Prudential Fund invests in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs and mortgage-related securities issued by agencies of the U.S. Government as well as FNMAs and debt securities issued by FHLMC. Privately issued mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Policy	The Target Portfolio	The Prudential Fund
The Prudential Fund may invest up to 35% of its investable assets in asset-backed securities.
Derivative Strategies and Short Sales

The Target Portfolio may use derivatives, such as futures contracts, swap agreements and options as part of its principal investment strategies, for hedging purposes or to seek to improve its return. The Target Portfolio may invest in swaps up to 15% of its net assets. The Target Portfolio may engage in short sales up to 25% of its net assets. This means that the Target Portfolio may sell a security that it does not own when the subadviser thinks the value of the security will decline. The Target Portfolio generally borrows the security to deliver to the buyer in a short sale. The Target Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Target Portfolio must pay the lender interest on the security it borrows, and the Target Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Target Portfolio replaces the borrowed security. Although the Target Portfolio's gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may theoretically be unlimited. The Target Portfolio may also make short sales "against the box." In a short sale against the box, at the time of sale, the Target Portfolio owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Target Portfolio gives up the opportunity for capital appreciation in the security.

The Prudential Fund may use derivative strategies to try to improve its returns or to try to protect its assets. The Prudential Fund may invest up to 25% of its net assets in derivatives. The Prudential Fund may engage in short sales up to 25% of its net assets. Derivative strategies and short sales are not principal strategies of the Prudential Fund.

Preferreds & Convertibles

The Target Portfolio may invest up to 20% of total assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. These are securities — such as bonds, corporate notes and preferred stock — that the Target Portfolio can convert into the company's common stock or some other equity security.

The Prudential Fund may invest in preferred stock and convertible securities, but such investments are not principal strategies of the Prudential Fund.

Policy	The Target Portfolio	The Prudential Fund
Junk Bonds

The Target Portfolio may invest up to 20% of its total assets in high yield debt obligations ("junk bonds") that are rated at least B by Standard & Poor's Ratings Services (S&P), Moody's Investors Service, Inc. (Moody's) or another major rating service, and unrated debt obligations that PIMCO believes are comparable in quality (except that within such limitation, the Target Portfolio may invest in mortgage-related securities rated below B). The Target Portfolio may continue to hold an obligation if it is later downgraded or no longer rated.

The Prudential Fund may invest up to 30% of its investable assets in high risk, below investment-grade securities having a rating of not lower than CCC.
Performance Benchmark	Barclays U.S. Aggregate Bond Index	Barclays U.S. Aggregate Bond Index
Portfolio Turnover

The Target Portfolio may actively and frequently trade its portfolio securities. For the fiscal period ended July 31, 2014 and the fiscal year ended October 31, 2013, its portfolio turnover rates were 637% and 500%, respectively.

The Prudential Fund may actively and frequently trade its portfolio securities. For the fiscal years ended October 31, 2013 and 2012, its portfolio turnover rates were 188% and 256%, respectively.

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

Principal Risks	The Target Portfolio	The Prudential Fund
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.	Yes	Yes

Principal Risks	The Target Portfolio	The Prudential Fund
Derivatives Risk. The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for a Fund, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for a Fund that may not have otherwise occurred or missed opportunities for a Fund. Certain types of derivatives involve leverage, which could magnify losses. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. Investing in derivatives could cause a Fund to lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. Derivatives are also subject to liquidity risk, interest rate risk, credit risk, market risk and management risk.	Yes	No. Although the Fund may engage in derivatives, such transactions are not a principal risk of the Fund.
Short Sales Risk. Short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over-the-counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.	Yes	No. Although the Fund may engage in short sales, such transactions are not a principal risk of the Fund.
Risk of Increase in Expenses. Your actual cost of investing in a Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.	Yes	Yes
Fixed Income Obligations Risk. As with credit risk, market risk and interest rate risk, a Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer's goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by a Fund for redemption before it matures and a Fund may lose income.	Yes	Yes

Principal Risks	The Target Portfolio	The Prudential Fund
Foreign Securities Risk. A Fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.	Yes	Yes
Currency Risk. A Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.	Yes	Yes
Mortgages and Mortgage-Related Securities Risk. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages.	Yes	Yes
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. The Prudential Fund may be subject to this risk to a greater degree than the Target Portfolio.	Yes	Yes
Market Risk. The securities markets are volatile and the market prices of a Fund's securities may decline. Securities fluctuate in price based on changes in an issuer's financial condition and overall market and economic conditions. If the market prices of the securities owned by a Fund fall, the value of your investment in a Fund will decline.	Yes	Yes

Principal Risks	The Target Portfolio	The Prudential Fund
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and a Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of a Fund's holdings may fall sharply. This is referred to as "extension risk." A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. A Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser.	Yes	Yes
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent a Fund invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.	Yes	Yes
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology. The Prudential Fund may be subject to this risk to a greater degree than the Target Portfolio.	Yes	Yes
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect a Fund's performance and have adverse tax consequences.	Yes	Yes

Principal Risks	The Target Portfolio	The Prudential Fund
Liquidity Risk. Liquidity risk exists when particular investments made by a Fund are difficult to purchase or sell. A Fund may invest in instruments that trade in lower volumes and may make investments that are less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If a Fund is forced to sell these investments to pay redemption proceeds or for other reasons, a Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to take advantage of other investment opportunities.	Yes	No
Prepayment Risk. A Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.	Yes	Yes

Comparison of Other Policies

Temporary Defensive Investments. In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits each Fund's ability to achieve its investment objectives, but may help to preserve each Fund's assets.

Investments in Affiliated Funds. Each Fund may also invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the 1940 Act. Each Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Funds to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject the Funds to the risks associated with the particular asset class. As a shareholder in the affiliated funds, each Fund will pay its proportional share of the expenses of the affiliated funds. The affiliated funds, however, do not pay a management fee to the Manager. Thus, shareholders of each Fund are not paying management fees for the Fund as well as the affiliated funds. The investment results of the portions of each Fund's assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

Money Market Instruments. Each Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Event-Linked Bonds. The Target Portfolio may invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depend on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Event-linked bonds are subject to credit risk and the risk that the occurrence of the trigger event is unpredictable. Secondary trading in event-linked bonds is very limited, so the Target Portfolio may not necessarily be able to sell the bonds when desired. The Prudential Fund currently does not intend to invest in any significant degree in event-linked bonds.

Emerging Markets Debt. The Target Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries. While the Prudential Fund does not have a specific limit with respect to emerging markets debt, the Fund may invest up to 30% of its assets in foreign securities including emerging markets debt. Investments in emerging markets are subject to the same risks as investments in foreign securities but to a greater degree, since their economies are generally less diverse and mature, their political systems can be expected to have less stability than more developed countries, they may lack modern technology and may have an insufficient capital base to expand business operations.

Repurchase Agreements. Each Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements and Dollar Rolls. The Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements are considered a borrowing by a fund. Borrowing, including reverse repurchase agreements, shall not exceed 33 1/3% of each Fund's total assets.

The Funds also may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. Each Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by each Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Leverage. Each Fund may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Fund borrows money to purchase securities and those securities decline in value, then the value of a Fund's shares will decline faster than if the Fund was not leveraged.

Zero Coupon Bonds, Pay-in-Kind and Deferred Payment Securities. The Prudential Fund may invest in zero coupon bonds, pay-in-kind ("PIK") or deferred payment securities, while the Target Portfolio generally does not make such investments. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The Prudential Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Prudential Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Prudential Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest. Such investments are subject to greater volatility and less liquidity in adverse markets than other debt securities.

Municipal Bonds and Notes. Each Fund may invest in municipal bonds and notes. Municipal bonds and notes are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which may be issued to meet seasonal working capital needs of a municipality or interim construction financing and may be paid from the general revenues of the municipality or refinanced with long-term debt. Municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. The Prudential Fund may invest up to 5% of its net assets in municipal bonds. Although the Target Portfolio does not have a specific limitation with respect to municipal bonds and notes, such investments are not a principal strategy of the Target Portfolio.

Credit-Linked Securities. The Prudential Fund may invest in credit-linked securities. Such investments are not a principal investment strategy for the Target Portfolio. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate debt securities, such as bonds. The Prudential Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. The source of payment for credit-linked securities is the interest on the notes.

Reverse Repurchase Agreements. The Prudential Fund may use reverse repurchase agreements, where the Prudential Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Prudential Fund borrows money to purchase securities and those securities decline in value, then the value of the Prudential Fund's shares will decline faster than if the Prudential Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains. Borrowing, including any reverse repurchase agreements that involve borrowing, shall not exceed 33 1/3% of the value of the Prudential Fund's total assets.

Dollar Rolls. The Prudential Fund may enter into dollar rolls in which the Prudential Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Prudential Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Derivative Strategies. Derivatives are not a principal strategy of the Prudential Fund although they are a principal strategy for the Target Portfolio. The Prudential Fund invests up to 25% of its assets in derivatives, although historically the Fund's use of derivatives has been lower than such limitation. The Funds may use various derivative strategies to try to improve the Fund's returns. The Funds may also use hedging techniques to try to protect the Fund's assets. The Funds cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. A Fund may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC.

Futures Contracts and Related Options. Each Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Foreign Currency Forward Contracts. Each Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. Each Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

Options. The Fund may purchase and sell put and call options on debt securities, aggregates of debt securities, financial indexes, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or such currencies in exchange for a premium. The Fund will sell only covered options.

When-Issued and Delayed-Delivery Securities. The Prudential Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Prudential Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Prudential Fund does not earn interest income until the date the obligations are expected to be delivered. These types of investments potentially leverage the Prudential Fund, which could magnify losses. The Prudential Fund will segregate liquid assets, marked-to-market daily, with a value equal to any such investments.

Loan Participations and Assignments. The Prudential Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a company as the borrower and one or more financial institutions as lenders. These types of investments can be in the form of loan participations or assignments.

Loan participations and assignments are nonconvertible corporate debt instruments of varying maturities. With participations, the Prudential Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. In participations, the Prudential Fund generally does not have direct rights against the borrower on the loan, which means that if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Prudential Fund will not have the right to make it do so. With assignments, the Prudential Fund has direct rights against the borrower on the loan, but its rights may be more limited than the original lender's.

Investment Restrictions

Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. Except as noted, each Fund has adopted substantially similar fundamental investment restrictions, whereby it shall not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, "the 1940 Act Laws, Interpretations and Exemptions").

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors/Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5.  Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Funds have similar, but not identical, investment restrictions with respect to acting as an underwriter. The Target Portfolio may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit. The Prudential Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities.

In addition, each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purpose of investment restriction 1 above, each Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (1) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purpose of investment restriction 2 above, under the 1940 Act, each Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of investment restriction 5, the Target Portfolio relies on The North American Industry Classification System. The Target Portfolio's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

For purposes of the investment restriction on making loans, the Funds may lend up to 33 1/3% of the value of its total assets.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by investment restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Target Portfolio has the following investment restrictions:

1.  The Target Portfolio may not invest in the securities of other investment companies, except that subject to certain restrictions, the Target Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions as described in the Target Portfolio's SAI.

2.  The Target Portfolio may not make investments for the purpose of exercising control or management.

From time to time, the Target Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under this "Investment Restrictions" section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Although not fundamental, the Prudential Fund has the following investment restrictions:

1.  The Prudential Fund may not invest in securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC. (Currently, under the 1940 Act, the Prudential Fund may invest in securities of other investment companies subject to the following limitations: the Prudential Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.) In addition, the Prudential Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more Prudential retail funds may invest.

  The Funds' policies with respect to investments in other investment companies are substantially similar, except that the Target Portfolio could make such investments to a greater degree since it currently may rely upon subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act while the Prudential may not rely on such sections.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Certain Federal Tax Consequences of the Reorganization."

Comparison of Organizational Structures

Description of Shares and Organizational Structure

The Target Portfolio operates pursuant to an Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws. The Prudential Fund operates pursuant to a charter ("Charter"), which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and By-Laws. The Target Portfolio is governed by a Board of Trustees and the Prudential Fund is governed by a Board of Directors. We refer to these each as a "Board" and sometimes refer separately to "Trustees" or "Directors." We have summarized below certain rights of shareholders of each of the Target Portfolio and the Prudential Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the Declaration of Trust and By-Laws of the Trust, and the Charter and By-Laws of PIP17, for more complete information.

The Target Portfolio

The Target Portfolio is a series of the Trust, an open-end, diversified, management investment company organized as a Delaware statutory trust.

The shareholders of the Target Portfolio are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of the Target Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes. Pursuant to the 1940 Act, shareholders of the Target Portfolio must approve changes in certain investment policies of the Fund. In accordance with the Trust's Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Target Portfolio is entitled to its portion of all of its assets after all debts and expenses have been paid.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

The Prudential Fund

The Prudential Fund is a series of PIP17, an open-end, diversified, management investment company organized as a Maryland corporation. PIP 17 presently consists of two series: the Prudential Fund and Prudential Short Duration Multi-Sector Bond Fund.

The authorized common stock of PIP17 is 2 billion shares, with a par value of $.001 per share. Of the Company's authorized common stock, 1.5 billion authorized shares have been allocated to the Prudential Fund and divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z capital stock, each of which consists of 525 million, 50 million, 50 million, 250 million, 250 million and 350 million authorized shares, respectively. The Prudential Fund also has 25 million Class X shares authorized but unissued.

Each class of common stock of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z and Class Q shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z, Class Q, and Class R shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP17's Charter, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Pursuant to the Charter, the Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Prudential Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Prudential Fund. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z and Class Q shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, Class Z shareholders and Class Q shareholders, whose shares are not subject to any distribution and/or service fees. The Prudential Fund shares do not have cumulative voting rights for the election of the Directors of the Board.

The Prudential Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Prudential Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Shareholder Meetings

Place of Meeting. The Trust and PIP17 may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Trust and PIP 17 are not required to hold annual meetings of their shareholders in any year in which the election of Directors or Trustees is not required to be acted upon under the 1940 Act.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast of the meeting, as required by federal law, including the 1940 Act, shall constitute a quorum for the Funds.

Adjournments. The Target Portfolio can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. For the Prudential Fund, whether or not a quorum is present, the chairman of the meeting may, without further notice, adjourn a meeting from time to time to a date not more than 120 days after the original record date for the meeting.

Amendments to Charter/Declaration

The Trust Board is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendments to PIP17's Charter generally require the approval of PIP17's Board and at least a majority of the votes entitled to be cast. However, the Board may amend the Charter to change the name of PIP17, or change the designation or par value of shares, without shareholder approval. Under Maryland law, PIP17's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares, without shareholder approval.

Amendment of By-Laws

The Trust's By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

PIP17's By-Laws can be amended by the affirmative vote of a majority of all votes entitled to be cast by the shareholders or by the affirmative vote of not less than two-thirds of the Board.

Board of Directors/Trustees

Number of Members. As for the Trust, the number of Trustees shall be at least two (2) and no more than fifteen (15) and as shall be determined from time to time under the Declaration of Trust. PIP17's Board may change the number of Directors to any number from three (3) to twenty (20).

Removal of Board Members. As for the Trust, the Trustees may remove any Trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of Trustees prior to such removal, and any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares. PIP17's shareholders may remove a Director, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Directors.

Board Vacancies. A vacancy on the Board of the Trust may be filled by a majority of the Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees. A vacancy on PIP17's Board may be filled only by a majority of the remaining members of the Board even if the remaining Directors do not constitute a quorum.

Limitation on Liability of Directors/Trustees and Officers. The Declaration of Trust of the Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee, and shall be liable to the Trust and its shareholders solely for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust.

Maryland law and PIP17's Charter provide that, to the extent allowed by law, Directors and officers will not be liable to PIP17 or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no Director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification of Directors/Trustees, Officers, Employees and Agents. The Trust's By-Laws provide that the Trust shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

PIP17's Charter provides for indemnification of Directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former Directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the Director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the Director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. However, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

Liability of Shareholders

The Trust's Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Trust of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Under Maryland law, PIP17 shareholders generally have no personal liability for the debts or obligations of PIP17 as a result of their status as shareholders.

Termination and Dissolution

The Trust may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Dissolution of PIP17 requires the approval of the holders of a majority of the outstanding shares of all classes. However, under Maryland law, PIP17 may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Under investment management agreements with each of the Trust on behalf of the Target Portfolio (the "Target Portfolio Management Agreement") and PIP17 on behalf of the Prudential Fund (the "Prudential Fund Management Agreement"), Prudential Investments LLC (the "Manager" or "PI"), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages the Fund's investment operations and administers their business affairs and is responsible for supervising PIMCO as the subadviser for the Target Portfolio and PIM as the subadviser for the Prudential Fund. Pursuant to the Target Portfolio Management Agreement and the the Prudential Fund Management Agreement, PI, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian and transfer agent. Each of the Target Portfolio Management Agreement and the Prudential Fund Management Agreement is a "Management Agreement" and together are referred to as the "Management Agreements." The management services of PI to the Funds are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of September 30, 2014, PI had total assets under management of approximately $243.8 billion.

Subadvisers and Portfolio Managers.

The Target Portfolio

Pacific Investment Management Company LLC ("PIMCO") PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO.

Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of June 30, 2014, PIMCO had approximately $1.972 trillion of assets under management. The address of PIMCO is 650 Newport Center Drive, Newport Beach, CA 92660. PIMCO has served as a subadviser to the Target Portfolio since January 1993.

Scott A. Mather is CIO US Core Strategies, and a managing director in the Newport Beach office and head of global portfolio management. Previously, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 20 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

Mark R. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm's investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm's Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO's global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago's Graduate School of Business. He received his undergraduate degree from the University of Michigan.

Mihir P. Worah is CIO Real Return and Asset Allocation, and a managing director in the Newport Beach office, a portfolio manager, and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored "Intelligent Commodity Indexing," published by McGraw-Hill. He has 12 years of investment experience and holds a PhD in theoretical physics from the University of Chicago.

The Prudential Fund

Prudential Investment Management, Inc. ("PIM") has served as an investment adviser to Prudential Financial, Inc. ("Prudential Financial") since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. As of September 30, 2014, PIM managed approximately $918 billion in assets. Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $534 billion in assets under management as of September 30, 2014, and is the unit of PIM that provides investment advisory services to the Prudential Fund. Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute.

Robert Tipp, CFA, is Managing Director, Chief Investment Strategist, and Head of Global Bonds and Foreign Exchange for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates and foreign exchange positioning for Core Plus and other portfolios. Mr. Tipp has worked at Prudential Financial since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the CFA designation.

Richard Piccirillo is Principal and portfolio manager for Prudential Fixed Income's Global Rates and Securitized Products Team. He is also senior portfolio manager for Short/Intermediate Core and Core Plus Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. He also specializes in structured products and is a portfolio manager for multi-sector fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Also recently recognized as Business Insider's Top Analysts and Top Analyst's to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Investment Management Fees

Each of the Target Portfolio Management Agreement and the Prudential Fund Management Agreement provide that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past fiscal periods, is set forth below.

The Target Portfolio

Management Fee Rate: 0.45% of average daily net assets. During 2014, the Target Portfolio changed its fiscal year-end from October 31st to July 31st. The figures shown below are for the fiscal period from November 1, 2013 through July 31, 2014, and the fiscal years ended October 31, 2013, 2012 and 2011.

Fees Paid to PI:

Fiscal period ended July 31, 2014	$1,378,250
Fiscal year ended October 31, 2013	$2,006,781
Fiscal year ended October 31, 2012	$1,866,545
Fiscal year ended October 31, 2011	$1,652,205

The Prudential Fund

Management Fee Rate: 0.50% of average daily net assets to $1 billion, and 0.45% of average daily net assets over $1 billon.

Fees Paid to PI:

Fiscal year ended October 31, 2013	$14,306,271
Fiscal year ended October 31, 2012	$8,469,814
Fiscal year ended October 31, 2011	$4,079,462

Distribution Plan

Prudential Investment Management Services LLC ("PIMS") serves as the principal underwriter and distributor for both Funds. Each of the Trust and PIP17 have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Q, Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Fund's average daily net assets attributable to Class A shares
Class B	1.00% of the Fund's average daily net assets attributable to Class B shares
Class C	1.00% of the Fund's average daily net assets attributable to Class C shares
Class Q	None
Class R	0.75% of the Fund's average daily net assets attributable to Class R shares
Class T	None
Class Z	None

•  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of average daily net assets of the Prudential Fund through February 29, 2016.

•  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Prudential Fund through February 29, 2016 and of the Target Fund through November 30, 2016.

•  Class Z, Class Q, and Class T shares are not subject to any distribution or service fees.

•  The Target Portfolio only offers Class T shares and Class R shares; the Prudential Fund does not offer Class T shares.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of Shareholder accounts.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class T of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class Z shares of the Prudential Fund; and (ii) each whole and fractional share of Class R of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class R shares of the Prudential Fund. The share value of a mutual fund — known as the net asset value per share or NAV — is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund — or the NAV — is $10 ($1,000 divided by 100).

The price an investor pays for a Fund share is based on the share value. The share value — known as the net asset value per share or NAV — is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect NAV. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by each Fund's Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price ("NOCP") on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter ("OTC") market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or PI under procedures established by and under the general supervision of each Funds' Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI or subadviser (or Valuation Committee or Board) does not represent fair value ("Fair Value Securities"), are valued by the Valuation Committee or Board in consultation with the subadviser or PI, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by PI or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, PI, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or PI believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that PI determines that one or more portfolio securities constitute Fair Value Securities, PI's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one percent or more of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value foreign Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation "trigger" determined by the Board. The fair value prices of foreign Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the NAV per share is determined.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

Generally, we will value the Funds' futures contracts at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or PI, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, and Class R shares, as applicable, of each Fund's shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, and Class R shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. A Fund that invests in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Funds' transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Funds' Chief Compliance Officer ("CCO"). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Funds' transfer agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Funds, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Funds do not have any arrangements intended to permit trading of their shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares of each Fund are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class T, Class Q shares, Class R shares and Class Z shares are sold at NAV without an initial sales charge. The Prudential Fund does not offer Class T shares and the Target Portfolio only offers Class T and Class R shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Trust and PIP17, at NAV per share at the time of exchange without a sales charge. However, the Class T shares of the Target Portfolio may only be exchanged for other Class T shares of the other series of the Trust (since no other funds in the complex offer Class T shares). If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund.

Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market — also known as "market timing" — may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Tax Information

The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	Prudential Fund	Target Portfolio
Dividends	Declared daily, paid monthly	Declared daily, paid monthly
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

*  Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Prudential Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in the Prudential Fund after the Reorganization for purposes of determining any applicable CDSCs. The fees and expenses below of the pro forma Prudential Fund after the Reorganization are based on estimated expenses of the Fund during the twelve months ended April 30, 2014.

"Certain Expenses" are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses.

Since the Target Portfolio only offers Class T and Class R shares, the unaudited pro forma fees and expenses for the Class T and Class R shares are presented prior to the information for the other share classes of the Prudential Fund.

Shareholder Fees and Operating Expenses

Class R Shares (for the twelve months ended April 30, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio	The Prudential Fund	Pro Forma Prudential Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio	The Prudential Fund(1)	Pro Forma Prudential Fund After Reorganization
Management Fees	0.45%	0.47%	0.47%
+ Distribution (12b-1) Fees(2)(3)	0.75%	0.75%	0.75%
+ Other Expenses	0.21%	0.19%	0.18%
= Total annual fund operating expenses	1.41%	1.41%	1.40%
– Fee waiver and/or expense reimbursement	(0.25)%	(0.31)%	(0.30)%
= Net annual fund operating expenses	1.16%	1.10%	1.10%

Class T Shares (for the twelve months ended April 30, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio (Class T)*	The Prudential Fund (Class Z)*	Pro Forma Prudential Fund After Reorganization (Class Z)*
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio (Class T)*	The Prudential Fund (Class Z)*(1)	Pro Forma Prudential Fund After Reorganization (Class Z)*
Management Fees	0.45%	0.47%	0.47%
+ Distribution (12b-1) Fees(2)(3)	None	None	None
+ Other Expenses	0.21%	0.19%	0.18%
= Total annual fund operating expenses	0.66%	0.66%	0.65%
– Fee waiver and/or expense reimbursement	None	(0.06)%	(0.05)%
= Net annual fund operating expenses	0.66%	0.60%	0.60%

*  The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

(1) Effective on May 1, 2014, the Manager of the Prudential Fund has contractually agreed, through February 29, 2016, to reimburse and/or waive fees so that the net annual operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses, such as taxes, interest, transfer agency expenses (including sub-transfer agency and networking fees), and brokerage commissions) do not exceed 0.46% of the Prudential Fund's average daily net assets. This waiver may not be terminated prior to February 29, 2016 without the approval of PIP17's Board of Directors.

(2) The distributor of the Prudential Fund has contractually agreed to limit its distribution and service (12b-1) fees through February 29, 2016 for Class A and Class R shares to .25% and .50%, respectively, of the average daily net assets of the Class A and Class R shares. This agreement may not be terminated prior to February 29, 2016 without the approval of PIP17's Board of Directors.

(3) The distributor of the Target Portfolio has contractually agreed through November 30, 2015 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to November 30, 2015 without the approval of the Trust's Board of Trustees.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Prudential Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Target Portfolio only offers Class T and Class R shares. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.

Full Redemption — Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class R Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$118	$422	$747	$1,669
The Prudential Fund	$112	$416	$742	$1,664
Pro Forma Prudential Fund After Reorganization	$112	$414	$737	$1,654
Class Z Shares*	One Year	Three Years	Five Years	Ten Years
The Target Portfolio (Class T)**	$67	$211	$368	$822
The Prudential Fund (Class Z)**	$61	$205	$362	$817
Pro Forma Prudential Fund After Reorganization (Class Z)**	$61	$203	$357	$806

*  The Target Portfolio does not offer Class A, Class B, Class C, Class Q or Class Z shares as of April 30, 2014.

**  The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

No Redemption — Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class R Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$118	$422	$747	$1,669
The Prudential Fund	$112	$416	$742	$1,664
Pro Forma Prudential Fund After Reorganization	$112	$414	$737	$1,654
Class Z Shares*	One Year	Three Years	Five Years	Ten Years
The Target Portfolio (Class T)	$67	$211	$368	$822
The Prudential Fund (Class Z)	$61	$205	$362	$817
Pro Forma The Prudential Fund After Reorganization (Class Z)	$61	$203	$357	$806

*  The Target Portfolio does not offer Class A, Class B, Class C, Class Q or Class Z shares as of April 30, 2014

**  The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information above compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

The Target Portfolio

Annual Total Returns % (Class T shares)

1  The total return for Class T shares from January 1, 2014 through September 30, 2014 was 3.30%.

BEST QUARTER: 7.11% (2nd quarter of 2009) WORST QUARTER: -3.84% (3rd quarter of 2008).

Average Annual Total Returns % (as of December 31, 2013)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class T shares %
Return Before Taxes	-2.85	6.92	5.67	—
Return After Taxes on Distributions	-3.61	5.27	3.74	—
Return After Taxes on Distribution and Sale of Fund Shares	-1.61	4.82	3.70	—
Class R shares %
Return Before Taxes	-3.28	6.38	—	5.81 (8/22/06)
Index % (reflects no deduction for fees, expenses or taxes)
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	—
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Core Bond Funds Average*	-1.87	6.04	4.11	—
Lipper Corporate Debt Funds BBB-Rated Funds Average	-1.17	8.74	5.32	—

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

*  The Fund was compared to the Lipper Core Bond Funds Performance Universe although Lipper classifies the Fund in the Lipper Corporate Debt Funds BBB-Rated Funds Performance Universe. The Lipper Core Bond Funds Performance Universe is utilized because the Fund's manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

The Prudential Fund

Annual Total Returns % (Class A shares)1

1  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return for Class A shares from January 1, 2014 through September 30, 2014 was 4.96%.

BEST QUARTER: 7.82% (3rd quarter of 2009) WORST QUARTER: -3.35% (2nd quarter of 2013).

Average Annual Total Returns % (as of December 31, 2013)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class B shares	-6.44	8.19	5.11	—
Class C shares	-2.86	8.19	5.14	—
Class Q shares	-0.91	N/A	N/A	5.72 (12/27/10)
Class R shares	-1.41	8.62	N/A	6.34 (1/14/08)
Class Z shares	-0.92	9.12	5.97	—
Class A shares % (including sales charges)
Return Before Taxes	-5.62	7.88	5.24	—
Return After Taxes on Distributions	-6.95	6.18	3.54	—
Return After Taxes on Distribution and Sale of Fund Shares	-3.12	5.57	3.43	—
Index % (reflects no deduction for fees, expenses or taxes)
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	—
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Core Plus Bond Funds Average	-0.99	7.05	4.81	—

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

REASONS FOR THE REORGANIZATION

The Trustees of the Trust and the Directors of PIP 17 (collectively, the "Directors"), including all of the Trustees who are not "interested persons" of the Trust on behalf of the Target Portfolio and all of the Directors of PIP17 who are not "interested persons" of PIP17 on behalf of the Prudential Fund (collectively, the "Independent Directors"), have unanimously determined that the Reorganization would be in the best interests of the Target Portfolio and the Prudential Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

At a meeting held on November 7, 2014, PI advised the Directors that, as of October 17, 2014, the Target Portfolio had net assets of approximately $416 million, while the Prudential Fund had assets of approximately $4.3 billion at that date and that the Target Portfolio's net assets were less than 10% of the Prudential Fund's net assets. Accordingly, as a result of the Reorganization, shareholders would enjoy a larger asset base over which fund expenses may be spread.

PI advised the Directors that pro forma expenses based on average annual net assets for the 12-month period ended April 30, 2014 were lower than the Target Portfolio's and the pro forma expenses based on net assets as of September 30, 2014 were lower than both Funds' expenses at September 30, 2014, except that due to a contractual expense cap effective May 1, 2014, expenses of Class Q shares are unchanged as a result of the Reorganization.

In recommending approval of the Plan, PI advised the Directors that the Funds are both funds with substantially similar investment objectives and restrictions, and similar investment policies.

PI also advised the Directors that the Prudential Fund may have greater exposure to lower-rated securities than the Target Portfolio. Derivative strategies, engaging in short sales, and investing in preferred stock and convertible securities are principal strategies of the Target Portfolio but not the Prudential Fund. Additionally, the Prudential Fund has historically experienced less portfolio turnover than the Target Portfolio. As a result, it is anticipated that the securities held by the Target Portfolio will not be sold in significant amounts in order to facilitate the Reorganization efficiently. However, to the extent dispositions of the Target Portfolio securities are made, such dispositions will result in taxable gains or losses and transaction costs to the Target Portfolio (if the dispositions are made prior to the Reorganization) or to the Prudential Fund (if the dispositions are made after the Reorganization). The Directors were also advised that the Prudential Fund had better investment performance as of the year to date, one-, three-, five- and ten-year periods ended September 30, 2014 than the Target Portfolio for the same periods.

The Directors also considered that PI and/or its affiliates would pay the costs of the Reorganization, which are currently estimated to be $315,000.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the Target Portfolio:

•  The Funds are fixed income funds with substantially similar investment objectives and investment restrictions, and similar investment policies;

•  The Prudential Fund had better investment performance than the Target Portfolio for the year to date, one-, three-, five- and ten-year periods ended September 30, 2014; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Directors also considered that it is a condition to the closing of the Reorganization that the Target Portfolio and the Prudential Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for federal income tax purposes for shareholders of the Target Portfolio.

Consequently, the Trustees of the Target Portfolio approved the Plan and recommend that shareholders of the Target Portfolio vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of the Trust on behalf of the Target Portfolio unanimously recommend that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board of the Target Portfolio will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated funds other than the Prudential Fund, adding one or more new subadvisers, including one or more affiliated subadvisers, or replacing the current subadviser with one or more subadvisers, including one or more affiliated subadvisers, or having the Manager manage the assets directly, including dual hatting one or more employees of an affiliated subadvser. In the event that the shareholders of the Target Portfolio do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of the Target Portfolio in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of the Target Portfolio would result in taxable gains or losses for most shareholders of the Target Portfolio.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Target Portfolio, including the preparation of certain documents. The Target Portfolio will determine a specific date for the actual Reorganization to take place (which is expected to take place during the first quarter of 2015). The date on which the Reorganization will occur is called the "closing date." If shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place and the Board of the Target Portfolio will consider alternative courses of action, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Trust will deliver to the Prudential Fund all of the Target Portfolio's assets and the Prudential Fund will assume all of the liabilities of the Target Portfolio on the closing date. PIP17 will issue to the Target Portfolio shares of the Prudential Fund of a value equal to the dollar value of the net assets delivered to the Prudential Fund by the Target Portfolio. The Target Portfolio will then distribute to its shareholders of record as of the close of business on the closing date, the Prudential Fund shares in the equivalent value and of the equivalent class as such shareholder holds in the Target Portfolio (except that Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund. The Target Portfolio will subsequently terminate and dissolve and the Prudential Fund will be the surviving fund). The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Target Portfolio may amend the Plan without shareholder approval. The Target Portfolio may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. PI and/or its affiliates will pay such expenses which are estimated to be approximately $315,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$140,000
Solicitation Expenses	$93,000
Legal Expenses	$65,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$315,000

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Prudential Fund of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio, followed by the distribution of the Prudential Fund shares received by the Target Portfolio pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Prudential Fund and the Target Portfolio each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  The shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  No gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Prudential Fund in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss will be recognized by the Target Portfolio on the distribution of such shares to the shareholders of that Fund (in liquidation of the Target Portfolio) except for (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Target Portfolio, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Portfolio;

•  No gain or loss will be recognized by the Prudential Fund upon the acquisition of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption of the liabilities, if any, of the Target Portfolio except for (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Target Portfolio, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Portfolio;

•  The Prudential Fund's tax basis for the assets acquired from the Target Portfolio will be the same as the tax basis of the assets when held by the Target Portfolio immediately before the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Portfolio upon the transfer, and the holding period of such assets acquired by the Prudential Fund will include the holding period of such assets when held by the Target Portfolio;

•  The Target Portfolio shareholders' tax basis for the shares of the Prudential Fund received by them pursuant to the reorganization will be the same as their tax basis in the Target Portfolio shares exchanged therefor;

•  The holding period of the Prudential Fund shares received by the shareholders of the Target Portfolio will include the holding period of the Target Portfolio shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange; and

•  The Prudential Fund will succeed to and take into account certain tax attributes of the Target Portfolio, including earnings and profits and method of tax accounting.

An opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Target Portfolio to the Prudential Fund followed by a taxable liquidation of the Target Portfolio, and the shareholders of the Target Portfolio would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Target Portfolio and the fair market value of the shares of the Prudential Fund receive in exchange therefor.

The Target Portfolio has approximate capital loss carryforwards as of July 31, 2014 of $2,695,000 and the Prudential Fund has approximate capital loss carryforwards as of October 31, 2013 of $11,102,000. Sales by the Target Portfolio of portfolio securities prior to the merger may result in realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carryforward (if any) would be distributed to shareholders of the Target Portfolio prior to the merger. In a tax-free reorganization, the Prudential Fund generally succeeds to capital loss carryforwards of the Target Portfolio on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the Prudential Fund to utilize either its own capital loss carryforwards or those of the Target Portfolio after the transfer date. Section 381 limits the amount of gain of the Prudential Fund that can be offset by the capital loss carryforwards of the Target Portfolio in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of post-reorganization capital gain of the Prudential Fund that can be offset annually by the Prudential Fund's capital loss carryforwards, in general, to the value of the equity of the Prudential Fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may further limit the utilization of the capital losses. As a result of these limitations, a portion of the capital loss carryforwards of the Prudential Fund and the Target Portfolio may expire before they can be utilized.

Shareholders of the Target Portfolio should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of PIP17 Shares

PIP17 is organized as a corporation under the laws of the State of Maryland. PIP17 presently consists of two series: the Prudential Fund and Prudential Short Duration Multi-Sector Bond Fund. PIP17 is authorized to issue 2 billion shares of common stock, $.001 par value per share, 1.5 billion of which are designated as shares of the Prudential Fund. Details are set forth above under "Comparison of Organizational Structure — Description of Shares and Organizational Structure — the Prudential Fund."

Each class of common stock of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z and Class Q shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z, Class Q, and Class R shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP17's Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Pursuant to the Articles of Incorporation, the Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Prudential Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Prudential Fund. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z and Class Q shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, Class Z shareholders and Class Q shareholders, whose shares are not subject to any distribution and/or service fees. The Prudential Fund shares do not have cumulative voting rights for the election of Directors.

The Prudential Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Prudential Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

The shares of the Prudential Fund that will be distributed to shareholders of the Target Portfolio will have the same legal characteristics as the shares of the Target Portfolio with respect to such matters as accessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of December 9, 2014, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Prudential Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Prudential Fund is likely to be different when the Plan is consummated.

Class A(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$1,713,371,186	—	$1,713,371,186
Total shares outstanding	N/A	118,453,573	—	118,453,573
Net asset value per share	N/A	$14.46	—	$14.46
Class B(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$53,573,934	—	$53,573,934
Total shares outstanding	N/A	3,703,464	—	3,703,464
Net asset value per share	N/A	$14.47	—	$14.47
Class C(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$307,415,596	—	$307,415,596
Total shares outstanding	N/A	21,271,676	—	21,271,676
Net asset value per share	N/A	$14.45	—	$14.45
Class Q(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$419,747,237	—	$419,747,237
Total shares outstanding	N/A	29,065,100	—	29,065,100
Net asset value per share	N/A	$14.44	—	$14.44

Class R(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$262,524,628	$119,862,481	—		$382,387,109
Total shares outstanding	23,613,051	8,271,889	(5,495,410	)(c)	26,389,530
Net asset value per share		$11.12	$14.49		$14.49
Class Z(a)(b)	The Target Portfolio (Class T)	The Prudential Fund (Class Z)	Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$106,417,525	$2,678,973,228	—		$2,785,390,753
Total shares outstanding	9,500,352	185,810,203	(2,120,496	)(c)	193,190,059
Net asset value per share	$11.20	$14.42	—		$14.42

(a)  The Target Portfolio only offers Class T and Class R shares.

(b)  The Prudential Fund does not offer Class T shares. Pursuant to the terms of the Reorganization, Class T shareholders of the Target Portfolio shall receive Class Z shares of the Prudential Fund.

(c)  Reflects the change in shares of the Target Portfolio upon conversion into the Prudential Fund. Shareholders of the Target Portfolio would become shareholders of the Prudential Fund, receiving shares of the Prudential Fund equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Target Portfolio on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 33,697,648 shares of the Target Portfolio issued and outstanding.

The presence in person or by proxy of the holders of one-third of all the votes of the Target Portfolio entitled to be voted at the Meeting is required to constitute a quorum of the Target Portfolio at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a 1940 Act Majority is necessary to approve the Plan. Each shareholder of the Target Portfolio will be entitled to one vote for each full share and a fractional vote for each fractional share of the Target Portfolio held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Target Portfolio's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Target Portfolio will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the holders of a 1940 Act a Majority, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Target Portfolio, the Target Portfolio may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Target Portfolio would only take such actions if the Target Portfolio believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Target Portfolio generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Target Portfolio at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Target Portfolio. In addition, the Target Portfolio has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Target Portfolio has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $93,000. PI and/or its affiliates will pay the costs of the Reorganization, which are approximately $315,000.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund's most recent fiscal year end.

Target Portfolio Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities*

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The "Ownership of Fund Securities" column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of September 26, 2014.

Subadviser	Portfolio Managers	Registered Investment Companies ($MM)*	Other Pooled Investment Vehicles ($MM)	Other Accounts ($MM)**	Ownership of Fund Securities
Pacific Investment Management Company LLC	Scott A. Mather	38/$318,264.82	50/$41,649.34 3/$1,096.67	83/$34,257.78 13/$6,249.97	None
	Mark R. Kiesel	35/$328,567.29	51/$65,710.81 8/$6,168.72	141/$72,777.78 14/$4,739.97	None
	Mihir P. Worah	56/$339,763.66	35/$30,594.20 1/$161	55/$31,888.57 7/$1,517.91	None

*  Does not include the Target Portfolio.

**  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Pacific Investment Management Company LLC (PIMCO)

COMPENSATION. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•  Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•  Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•  Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm's long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan ("LTIP") in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO's performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO's profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•  Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•  Amount and nature of assets managed by the portfolio manager;

•  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•  Contributions to asset retention, gathering and client satisfaction;

•  Contributions to mentoring, coaching and/or supervising; and

•  Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are

Managing Directors receive an amount determined by the Compensation Committee, based upon an individual's overall contribution to the firm.

CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO's duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain

Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund's investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer's capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund's investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

REGULATORY AND LITIGATION MATTERS. PIMCO is not the subject of any lawsuit which can reasonably be expected to have a material adverse effect on PIMCO's ability to provide investment management services.

Prudential Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The "Ownership of Fund Securities" column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. Information shown below is as of September 26, 2014.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts**	Ownership of Fund Securities
Prudential Investment Management, Inc.	Robert Tipp, CFA	19/$10,629,799,665	19/$6,702,296,377 1/$2,004,094	56/$18,901,650,270	None
	Richard Piccirillo	26/$10,947,386,005	26/$6,810,460,558 2/$0	103/$54,313,425,467	None
	Michael J. Collins, CFA	29/$26,248,512,424	8/$4,986,940,220	16/$6,939,294,531	None
	Gregory Peters	4/$4,398,611,045	3/$1,053,463,273	26/$15,027,299,518	None

*  "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles.

**  "Other Accounts" includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

Prudential Investment Management, Inc. (PIM)

COMPENSATION. The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income's long-term incentive plan, is primarily based on such person's contribution to Prudential Fixed Income's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional's qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional's annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income's operating income and is refined by business metrics, such as:

•  business development initiatives, measured primarily by growth in operating income;

•  the number of investment professionals receiving a bonus; and

•  investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income's most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income's business. Both the restricted stock and participation interests are subject to vesting requirements.

Conflicts of Interest. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•  elimination of the conflict;

•  disclosure of the conflict; or

•  management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income's side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•  Performance Fees — Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•  Proprietary accounts — Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•  Large accounts — large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income's strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

•  Long only and long/short accounts — Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

•  Securities of the same kind or class — Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income's management of multiple accounts side-by-side.

•  Financial interests of investment professionals — Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income's long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.

•  Non-discretionary accounts or models — Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•  The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•  In keeping with Prudential Fixed Income's fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income's trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income's compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income's trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income's trade management oversight committee meetings. Prudential Fixed Income's risk management group has developed certain reports to assist in the oversight of the allocation of trading opportunities in the secondary market. These reports are reviewed at trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income's side-by-side management and trading so that it may assess and improve its processes. Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income's Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

•  Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income's holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income's bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•  Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income's employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income's personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income's chief investment officer and chief compliance officer and reporting on Prudential Fixed Income's use of this platform to the President of PIM.

•  Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.

•  PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA's general account, including Prudential Fixed Income's trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn't expect that PICA's general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

•  Securities Holdings. PIM, Prudential Financial, PICA's general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income's clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income's clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income's interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•  Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income's employees may offer and sell securities of, and units in, commingled funds that it manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, or as officers, agents or approved persons of other affiliates. There is an incentive for Prudential Fixed Income's employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

•  Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income's long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income's portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income's chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income's trade management oversight committee.

•  Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, some of Prudential Fixed Income's affiliates originate and/or service commercial mortgage loans that are sold to certain issuers of agency and private-label commercial mortgage-backed securities ("CMBS") and serve as security for CMBS issued by them. The proceeds of CMBS offerings by such issuers may be used to pay the purchase price for commercial mortgage loans sold to such issuers by Prudential Fixed Income affiliates. Purchases of CMBS for Prudential Fixed Income's advisory clients may be viewed as supporting the business of the sponsors of the CMBS who acquire mortgages from Prudential Fixed Income affiliates. In addition, the commercial mortgage loans sold by Prudential Fixed Income affiliates are typically sold on a servicing retained basis, which means one of those affiliates (an "affiliated servicer") may provide certain services with respect to the mortgage loans for compensation. As a result, these commercial mortgage loans will typically be serviced by the affiliated servicer for the life of the CMBS deal or until the deal or the specific commercial mortgage matures or is terminated. In the event that a dispute arises with respect to an affiliate's origination or servicing of a commercial mortgage loan in a CMBS trust, the affiliate's positions and efforts may be contrary to the interests of holders of the CMBS. Unless prohibited by applicable law, Prudential Fixed Income may invest assets of clients in CMBS secured by commercial mortgage loans originated and/or serviced by its affiliates. In order to mitigate the conflicts of interest related to purchases of these CMBS, Prudential Fixed Income will not invest in CMBS offerings for unaffiliated clients in the primary or secondary market where commercial mortgage loans contributed by its affiliates exceed 25% of the commercial mortgage loans backing such CMBS at the time of purchase.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client's best interests.

Conflicts Related to Securities Lending Fees.

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income's advisory fees are generally based on the value of assets in a client's account. In addition, Prudential Fixed Income's securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Portfolio Holdings

The Funds' portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in each Fund's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Funds' annual and semiannual reports are posted on the Funds' website at www.prudentialfunds.com. The Funds' portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Funds' first and third fiscal quarters, and may be accessed at www.sec.gov.

Each Fund generally posts on its website a detailed list of the Fund's portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The Funds' detailed list of portfolio holdings will generally remain available on the website for approximately one month, at which time the list will be replaced.

In addition, the Funds may also release their top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the website and will generally be available for viewing until replaced at the end of the subsequent quarter. If the Funds recently completed a repositioning of investment policies, then the Funds may publicly release one or more of the items described above in this section subject to a 15-day delay for the period from the repositioning until the timing discussed earlier in this section becomes effective.

Portfolio holdings information which appears on the Funds' website may also be made available in printed form. When authorized by the Funds' CCO and another officer of the Funds, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Funds have entered into ongoing arrangements to make available information about the Funds' portfolio holdings. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of the Funds, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between Fund shareholders and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Funds.

2. The request shall be forwarded to the CCO of the Funds, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Funds must be executed with the recipient of the fund holdings information.

4. An officer of the Funds shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Funds' custodian bank(s).

As of the date of this Prospectus/Proxy Statement, the Funds will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

•  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

•  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

•  Full holdings on a daily basis to Performance Explorer Limited (investment research provider for funds engaged in securities lending) at the end of each day, for certain funds;

•  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected Prudential Investments Funds only);

•  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);

•  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);

•  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);

•  Full holdings on a daily basis to Markit WSO Corporation (certain operational functions)(Prudential Financial Services Fund only);

•  Full holdings on a daily basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);

•  Full holdings on a daily basis to State Street Bank and Trust Company (operations service provider) (Prudential Financial Services Fund only); and

•  Full holdings on a quarterly basis to Prudential Retirement Services / Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund's fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the CCO and PI's law department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Funds to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Funds, see "Purchase, Redemption and Pricing of Fund Shares — Redemption in Kind."

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Funds' disclosure of portfolio holdings to the CCO.

There can be no assurance that the policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
The Target Portfolio	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	T	4,564,181 / 44.99%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept	499 Washington Blvd 4TH Floor Jersey City, NJ 07310	T	4,125,188 / 40.66%
	Raymond James Omnibus For Mutual Fund House Account Attn: Courtney Waller	880 Carillon Parkway St Petersburg, Fl 33716	T	784,463 / 7.73%
	Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA	280 Trumbull St Hartford, CT 06103	R	23,552,007 / 99.99%
The Prudential Fund	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd 4th Fl Jersey City, NJ 07310	A	20,713,285 / 19.88%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	DCGT As TTEE And/or Cust FBO PLIC Various Retirement Plans Omnibus, Attn: NPIO Trade Desk	711 High Street Des Moines, IA 50303	A	5,932,844 / 5.69%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	1,556,626 / 41.85%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	B	597,148 / 16.05%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd 4th Fl Jersey City, NJ 07310	B	375,939 / 10.11%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	3,628,080 / 17.20%
	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	3,169,716 / 15.03%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	C	3,029,929 / 14.36%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	C	1,526,265 / 7.24%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd 4th Fl Jersey City, NJ 07310	C	1,380,599 / 6.54%
	Raymond James Omnibus For Mutual Funds House Acct Firm Attn: Courtney Waller	880 Carillon Parkway St Petersburg, FL 33716	C	1,107,784 / 5.25%
	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations	PO Box 509046 San Diego, CA 92150	C	1,072,046 / 5.08%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	Great-West Trust Company LLC TTEE F, Employee Benefits Clients 401K	8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	Q	1,355,512 / 6.53%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd 4th Fl Jersey City, NJ 07310	Q	1,182,490 / 5.70%
	Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood / Stacie Mintz	Gateway 2, 4th Floor Newark, NJ 07102	Q	1,146,438 / 5.53%
	Jennison Dryden Conservative Allocation, Attn: Ted Lockwood/Stacie Mintz	Gateway 2, 4th Floor Newark, NJ 07102	Q	1,131,224 / 5.45%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd 4th Fl Jersey City, NJ 07310	R	3,206,942 / 40.06%
	DCGT As TTEE And/ Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk	711 High Street Des Moines, IA 50303	R	1,006,046 / 12.57%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	R	900,769 / 11.25%
	Voya Institutional Trust Company	One Orange Way Windsor, CT 06095	R	701,827 / 8.77%
	Edward D Jones And Co For The Benefit Of Customers	12555 Manchester Road St Louis, MO 63103	Z	29,382,450 / 16.48%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept	499 Washington Blvd 4th Fl Jersey City, NJ 07310	Z	27,452,674 / 15.39%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Z	12,663,274 / 7.10%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246	Z	11,027,852 / 6.18%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	Z	9,093,484 / 5.10%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of the Target Portfolio.

As of the Record Date, the officers and Directors of PIP17, as a group, beneficially owned less than 1% of the outstanding voting shares of the Prudential Fund.

ADDITIONAL INFORMATION

PIP17 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Prudential Fund, a series of PIP17, is contained in its prospectus dated December 27, 2013, as amended October 1, 2014 and October 7, 2014, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Prudential Fund is included in its SAI, dated December 27, 2013, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Prudential Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2013 and the Prudential Fund's Semi-Annual Report to shareholders for the period ended April 30, 2014 are enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PIP17 (on behalf of the Prudential Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of the Prudential Fund to be issued pursuant to the Plan will be passed upon by Foley & Lardner LLP, special Maryland counsel to the Prudential Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the Target Portfolio, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Target Portfolio for the fiscal year ended July 31, 2014 (File No. 811- 07064).

The audited financial statements of the Prudential Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Prudential Fund for the fiscal year ended October 31, 2013 (File No. 811- 07215).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Target Portfolio, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither the Trust nor PIP17 is required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of Trustees or Directors, respectively, is not required to be acted upon under the 1940 Act. The Trust's Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of the Trust intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).
B	Prospectus for the Prudential Fund, dated December 27, 2013, as amended October 1, 2014 and October 7, 2014 (enclosed).
C	The Prudential Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2013 (enclosed).
D	The Prudential Fund's Semi-Annual Report to Shareholders for the period ended April 30, 2014 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this            day of            , 2015, by and between the Target Portfolio Trust (the "Trust"), a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on behalf of its series, Target Total Return Bond Portfolio (the "Acquired Fund"), and Prudential Investment Portfolios, Inc. 17 (the "Acquiring Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of its series Prudential Total Return Bond Fund (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the "Funds" and each a "Fund."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assign all of the Acquired Fund's liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b), except that the shareholders of the Class T shares of the Acquired Fund shall receive Class Z shares of the Acquiring Fund. Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trustees shall dissolve the Acquired Fund and the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, provided that Class T shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and then the Trust shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures (the "Valuation Procedures") set forth in the Trust's Agreement and Declaration of Trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Company's Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be                  , 2015, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Trust, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, to the Acquiring Company for the benefit of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company:

(a)  The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Trust (the "Agreement and Declaration of Trust").

(b)  The financial statements appearing in the Trust's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2014 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquired Fund's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended January 31, 2015 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(d)  The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Acquiring Company, on behalf of the Acquiring Fund, to the Trust for the benefit of the Acquired Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Trust:

(a)  The Acquiring Fund is a series of the Acquiring Company, a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the charter of the Acquiring Company (the "Charter") as a separate series of the Acquiring Company.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Company's Charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  If available at or prior to the Closing Date, the financial statements appearing in the Acquiring Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2014 (copies of which will be furnished to the Acquired Fund) will have been audited by KPMG LLP and will fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Acquiring Fund's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended April 30, 2014 (copies of which were furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Company's Charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Trust and the Acquiring Company in accordance with its terms.

(f)  The Trust and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Trust does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Trust intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Trust and the Acquiring Company intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Trust intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Trust and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Trust's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Trust shall have received on the Closing Date a favorable opinion from Foley & Lardner LLP, special Maryland counsel to the Acquiring Company, dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland with requisite corporate power under its Charter, Bylaws and the Maryland General Corporation Law (the "Maryland Act") to own all of its properties and assets and to carry on its business in each case as described in its current prospectus, and the Acquiring Fund has been established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's Charter, Bylaws and the Maryland Act;

(2)  This Plan has been duly authorized and executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Company's Charter, its Bylaws and the Maryland Act to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of the Acquiring Company's Charter or By-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Trust, on behalf of the Acquired Fund;

(3)  All actions required to be taken by the Trust to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) the Trust's Agreement and Declaration of Trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in the Trust's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, such counsel knows of no litigation or government proceeding instituted against the Trust or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h)  The Acquiring Company with respect to the Acquiring Fund and the Trust with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Company and the Trust, in form and substance satisfactory to the Acquiring Company and the Trust, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357(c) and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan except for (A) any gain or loss that may be recognized on "section 1256 contracts" as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Acquired Fund upon the transfer;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the

Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Trust with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Trust represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Trust or the Acquiring Company by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust, the Acquired Fund, the Acquiring Company or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Trust, the Acquired Fund, the Acquiring Company, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, the Trust or the Acquiring Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund's or the Acquiring Fund's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Trust and the Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust and the Acquiring Company hereunder, and in particular that none of the assets of either the Trust or the Acquiring Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, the Target Portfolio Trust on behalf of Target Total Return Bond Portfolio and Prudential Investment Portfolios, Inc. 17 on behalf of Prudential Total Return Bond Fund have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE TARGET PORTFOLIO TRUST ON BEHALF OF TARGET TOTAL RETURN BOND PORTFOLIO
Attest: ______________________________________	By: ______________________________________ Name: Title:
PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 17 , ON BEHALF OF PRUDENTIAL TOTAL RETURN BOND FUND
Attest: ______________________________________	By: ______________________________________ Name: Title:

Exhibit B

PROSPECTUS DATED DECEMBER 27, 2013, AS AMENDED OCTOBER 1, 2014 AND
OCTOBER 7, 2014

The Prospectus for the Prudential Fund, dated December 27, 2013, as amended October 1, 2014 and October 7, 2014 is incorporated by reference into this Prospectus/ Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2013

The Annual Report to Shareholders for the Prudential Fund for the fiscal year ended October 31, 2013, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2014

The Semi-Annual Report to Shareholders for the Prudential Fund for the period ended April 30, 2014, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

Proposal
Notice of Special Meeting of Shareholders
1	Proxy Statement
2	Summary
4	Comparison of Important Features
4	The Investment Objectives, Policies and Principal Risks of the Funds
4	Comparison of Investment Policies
12	Comparison of Other Policies
18	Federal Income Tax Considerations
18	Comparison of Organizational Structures
22	Management of the Funds
25	Distribution Plan
26	Valuation
28	Frequent Purchases and Redemptions of Fund Shares
29	Purchases, Redemptions, Exchanges and Distributions
30	Tax Information
31	Fees and Expenses
31	Shareholder Fees and Operating Expenses
33	Expense Examples
34	Performance of the Funds
36	Reasons for the Reorganization
37	Information About the Reorganization
37	Closing
37	Expenses Resulting from the Reorganization
38	Certain Federal Tax Consequences of the Reorganization
39	Characteristics of PIP17 Shares
40	Capitalization
41	Voting Information
41	Required Vote
42	How to Vote
42	Revocation of Proxies
42	Solicitation of Voting Instructions
43	Additional Information About the Portfolio Managers and Portfolio Holdings
43	Portfolio Managers
46	Additional Information about the Portfolio Managers — Compensation and Conflicts of Interest
51	Portfolio Holdings
54	Principal Holders of Shares
57	Additional Information
57	Miscellaneous
58	Shareholder Proposals
58	Exhibits to Proxy Statement
A-1	Exhibit A — Form of Plan of Reorganization (attached)
B-1	Exhibit B — Prospectus dated December 27, 2013, as amended October 1, 2014 and October 7, 2014 (enclosed)
C-1	Exhibit C — Annual Report for the fiscal year ended October 31, 2013 (enclosed)
D-1	Exhibit D — Semi-Annual Report for the period ended April 30, 2014 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL TOTAL RETURN BOND FUND

Dated December 11, 2014

Acquisition of the Net Assets of

Target Total Return Bond Portfolio, a series of The Target Portfolio Trust

By and in exchange for shares of the

Prudential Total Return Bond Fund, a series of Prudential Investment Portfolios, Inc. 17

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of Target Total Return Bond Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), and the assumption of the liabilities of the Target Portfolio by Prudential Total Return Bond Fund (the “Prudential Fund”), a series of Prudential Investment Portfolios, Inc. 17 (“PIP17”) in exchange for shares of the Prudential Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Prudential Fund’s SAI dated December 27, 2013. In accordance with the instructions to Form N-14, pro forma financial statements for the Target Portfolio and the Prudential Fund after giving effect to the proposed Reorganization are not required to be included in this SAI because the net assets of the Target Portfolio within 30 days prior to the date of filing of the proxy statement and prospectus for the proposed Reorganization are less than 10 percent of the net assets of the Prudential Fund.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated December 11, 2014 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Target Funds and PIP17, other materials incorporated by reference herein, and other information regarding the Target Portfolio, the Trust, the Prudential Fund and PIP17.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2

SAI INCORPORATION BY REFERENCE

The SAI of the Prudential Fund, dated December 27, 2013, as amended October 1, 2014 and October 7, 2014, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2